UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2016

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 6, 2016, Zillow Group, Inc. (the “Company”) reached an amicable resolution by way of a settlement agreement and release (the “Settlement Agreement”) with Move, Inc., the National Association of Realtors, and three related entities (collectively, “Plaintiffs”) with respect to the lawsuit Plaintiffs filed against the Company, Errol Samuelson, the Company’s Chief Industry Development Officer, and Curt Beardsley, the Company’s Vice President of MLS Partnerships, in the Superior Court of the State of Washington in King County. The parties have agreed to dismiss all claims and counterclaims with prejudice, and the Company has agreed to pay Plaintiffs $130 million in connection with the settlement of claims. The Settlement Agreement does not contain any admission of liability, wrongdoing, or responsibility by any of the parties.

A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Settlement Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Settlement Agreement. Additional information about the lawsuit can be found under the caption “Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 as filed with the Securities and Exchange Commission on May 4, 2016.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties, and actual results may differ materially from the results anticipated in the forward-looking statements. Differences may result from risks and uncertainties beyond the Company’s control. Additional factors that could materially impact the Company’s results and operations can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015 and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow Group does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Settlement Agreement and Release, dated as of June 6, 2016, among Move, Inc., Real Select, Inc., Top Producer Systems Company, National Association of Realtors, Realtors Information Network, Inc., Zillow, Inc., Errol Samuelson, and Curt Beardsley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2016	ZILLOW GROUP, INC.

	By:	/s/ Kathleen Philips
	Name:	Kathleen Philips
	Title:	Chief Financial Officer, Chief Legal Officer, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Settlement Agreement and Release, dated as of June 6, 2016, among Move, Inc., Real Select, Inc., Top Producer Systems Company, National Association of Realtors, Realtors Information Network, Inc., Zillow, Inc., Errol Samuelson, and Curt Beardsley.